EXHIBIT 32.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the interim Company's chief executive officer certifies as follows:

     (a) This Report on Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934.

     (b) The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/Gerald F. Mahoney
   --------------------
   Gerald F. Mahoney
   Interim Chief Executive Officer
   Date: March 16, 2004



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